Exhibit 99.2

Third Quarter 2026 Investor Presentation Zona Rosa | Kansas City, MO

2 © CTO Realty Growth, Inc. | ctoreit.com $50M $51M $70M $97M $111M $132M $154M 2020 2021 2022 2023 2024 2025 Q3 2026 $496M $690M $919M $946M $1.3B $1.3B $1.6B 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 9/30/2026 Highlights Income Properties Revenues Enterprise Value As of September 30, 2026 unless otherwise noted. Metrics based on ABR represent cash ABR excluding the impact of straight-line rent. $0.53 Core FFO Per Share 3.8% Quarterly same-property NOI growth for shopping centers 7% Comparable leasing spread 78% ABR from Georgia, Florida, Texas & North Carolina 92.4% Leased Occupancy – 250 bps spread to 89.9% occupancy $5.6M SNO Pipeline – 4.6% of in-place ABR $20.57 Cash ABR PSF $200 Implied property value per square foot 396,000 Square feet of comparable leasing activity Q3 2026 Highlights Annualized

3 © CTO Realty Growth, Inc. | ctoreit.com Shopping center REIT focused on open-air centers in fast growing MSAs in the Southeast and Southwest Company Overview Unless otherwise noted, metrics are as of September 30, 2026, and reflect a $20.49 per share common stock price for CTO. Metrics based on ABR represent cash ABR excluding the impact of straight-line rent. 1. Based on metrics as of September 30, 2026 except for property value which is based on forward twelve months NOI estimate reduced by forecasted capital expenditures 2. Investment and disposition activity includes both properties and structured investments Collection at Forsyth Atlanta, GA 6.6M Square Feet 78% Of Portfolio ABR from Georgia, Florida, Texas & North Carolina 7.4% Annualized Dividend Yield 8.4% Implied Cap Rate 1 $0.6 billion Total Disposition Activity: 2020-Present 2 $1.8 billion Total Acquisition Activity: 2020-Present 2 $714M Net Debt Outstanding $118M Series A Preferred $1.6B Enterprise Value $794M Equity Market Cap

4 © CTO Realty Growth, Inc. | ctoreit.com Q3 2026 Acquisition – Zona Rosa ▪ $63 .. 3 million purchase price in September 2026 ▪ Basis of $82 / SF , well -below replacement cost ▪ 768 ,000 -square foot mixed -use center situated across 64 acres ▪ Multi -phase revitalization opportunity providing compelling initial yield and long -term return ▪ Embedded upside from leasing (67 % leased) ▪ Future value -add repositioning opportunities from 10 acres of entitled development land and 100 ,000 square feet of underutilized space ▪ Located near Kansas City International Airport in one of Kansas City’s fastest -growing neighborhoods with strong demographics Featured Tenants Transaction Highlights Note: Zona Rosa was acquired on September 11, 2026 and is included in all portfolio metrics as of September 30, 2026. Grey area indicates unowned parcels

5 © CTO Realty Growth, Inc. | ctoreit.com Subsequent Event – Summit Woods Acquisition ▪ $103.0 million purchase price in October 2026 ▪ Basis of $189 / SF, a discount to replacement cost ▪ 545,000-square foot power center on 57 acres; 99% occupied ▪ Anchored by Lowe’s, Kohl’s, Best Buy, TJ Maxx, and Total Wine, and shadow-anchored by SuperTarget ▪ Summit Woods reflects what we look for in an investment: a purchase price well below replacement cost, an attractive yield, and below market leases. ▪ Located in Lee’s Summit which is consistently ranked as one of the best places to live in America, offering superior quality life, a vibrant downtown, and award-winning schools. Featured Tenants Transaction Highlights Note: Summit Woods Crossing was acquired in October 2026, after September 30, 2026; all metrics in the presentation except for these two slides exclude the acquisition of Summit Woods Crossing.

Kansas City: Two Distinct Submarkets

CTO REALTY GROWTH



Zona Rosa
Weatherby Lake
Gladstone
Liberty
Pleasant Valley
Claycomo
Parkville
Riverside
Avondale
NORTHLAND
Six miles from Kansas City International Airport
Kansas City
Independence
LEE'S SUMMIT
~20 miles southeast of downtown
Shawnee
Mission
Raytown
Blue Springs
Lenexa
Overland Park
Leawood
Summit Woods
Lee's Summit

Located on opposite sides of the Kansas City MSA, the two centers benefit from unique trade areas

Zona Rosa Northland | Mixed-use lifestyle center

5.5M Annual visits	**~$124K** 5-mile avg. household income
Six miles from Kansas City International Airport, which recently completed a $1.5 billion new terminal	**~100K** 5-mile population

Summit Woods Crossing Lee's Summit | Power center

7.3M Annual visits	**~$123K** 5-mile avg. household income
Over $1B of nearby mixed-use developments support continued growth in the area	**~113K** 5-mile population

Note: Zona Rosa was acquired in September 2026 and is included in portfolio metrics as of September 30, 2026. Summit Woods Crossing was acquired in October 2026 and is excluded from all other metrics in this presentation. Submarket shading is illustrative.

© CTO Realty Growth, Inc. | ctoreit.com

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7 © CTO Realty Growth, Inc. | ctoreit.com Carolina Pavilion: Value Creation Since Acquisition As of September 30, 2026 unless otherwise noted; at acquisition reflects September 30, 2024. Cash ABR excludes straight-line rent. (1) Current stats represent information as of September 30, 2026 and exclude the two boxes (76,500 SF) under contract to sell, subject to customary closing conditions. Re-leased three vacated anchor boxes (one of which was subdivided into 2) to Cavender’s, 2nd & Charles, Bob’s Discount Furniture and Slick City Annual cash base rent increased ~$900k Under contract to sell the former Value City Furniture and Jo-Ann boxes (76,500 SF) to a national retailer for $20.7M ($271/SF) Sale price represents greater price per square foot than original purchase of the center for $137/SF 81% → 91% Occupancy 300 bps 12% Growth(1) since Acquisition (3Q 2024) 94% → 97% Leased Occupancy $14.58 → $16.28 In-Place Cash Rent PSF 1,000 bps In September 2026, acquired vacant outparcel (6k SF)

8 © CTO Realty Growth, Inc. | ctoreit.com Pompano Citi Centre Update 365 new apartments next door (not owned by CTO). Recently completed construction. Subsequent Leasing Activity ▪ Subsequent to quarter end, Amped Fitness signed a lease to expand by 19,000 square feet, bringing this immersive, experience-driven fitness destination to 53,000 square feet. ▪ An Amped affiliate also leased 56,000 square feet for research, development and testing of gym equipment and experiential rooms, as well as office operations. ▪ This space is part of the 62,000 square feet of unfinished second-floor shell space identified as upside. ▪ This leasing activity increases leased occupancy by 200 bps to 94% from 92% at acquisition First Floor Shown Only 365 Residential Units

Multiple Avenues of Earnings Growth

Contractual Rent Growth	Property Recycling	Signed-Not-Open (SNO) Pipeline	Outparcel Developments	Structured Investments	Management & Investment of NYSE: PINE
~1.7%	**>100 bps**	**$5.6M**	**10-12%**	**11.4%**	**$9.0M**
Estimated annual portfolio average	History of recycling capital out of low cap rate, stabilized assets and into higher-yielding investment opportunities	Primarily recognized in 2027. New comparable leases historically signed at double digit rent spreads	Low double-digit return on capital expected for 6 outparcel developments	Weighted average yield for structured investments portfolio representing ~14% of undepreciated assets	Of annual income and dividends from managing PINE

As of September 30, 2026 unless otherwise noted.

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10 © CTO Realty Growth, Inc. | ctoreit.com KRG KIM BRX UE PECO FRT REG CTO IVT AKR 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Multiple to Consensus 2026E FFO Consensus 2026E FFO Growth vs. 2025A 2026 FFO Growth vs. Valuation 2026E FFO multiples are based on the closing stock price on September 30, 2026, and consensus 2026E FFO estimates per FactSet. Dividend yield is based on the closing stock price on September 30, 2026 and current quarter dividend annualized. 7.4% 5.0% 4.8% 4.5% 4.3% 4.3% 4.3% 4.2% 3.7% 3.3% CTO KIM KRG BRX UE FRT AKR REG PECO IVT Low Valuation Multiple, High FFO Growth Highest Dividend Yield

11 © CTO Realty Growth, Inc. | ctoreit.com Shopping Center Trailing Twelve-Month Total Return Source: S&P Cap IQ as of October 26, 2026 Ashford Lane Atlanta, GA (20.0%) (10.0%) – 10.0% 20.0% 30.0% 40.0% CTO KIM IVT KRG PECO UE BRX FRT AKR REG CTO 20.0% PECO 10.9% FRT 8.4% KRG 7.7% KIM 6.3% IVT 4.4% REG 1.4% BRX 0.3% AKR (4.8%) UE (5.8%)

12 © CTO Realty Growth, Inc. | ctoreit.com © GeoNames, Microsoft, TomTom Powered by Bing 3% 28% Cash ABR % Focused on Southeast & Southwest U.S. Percentages listed based on cash ABR excluding the impact of straight-line rent for the Company’s portfolio as of September 30, 2026. Any differences a result of rounding. Texas: 17% of ABR Florida: 20% of ABR Georgia: 28% of ABR North Carolina: 13% of ABR 78% Of Portfolio ABR from Georgia, Florida, Texas & North Carolina 8% 7% 4% 3%

13 © CTO Realty Growth, Inc. | ctoreit.com Signed-Not-Open (SNO) Pipeline As of September 30, 2026 unless otherwise noted. Adjusts for any SNO leases that will be backfilling boxes inhabited as of September 30, 2026. All incremental to revenue (does not include upside to recovery income). 1. ABR Recognition Timing represents the percent of rent within the SNO pipeline that is expected to actually be recognized within each respective period. 2. Same-Store Pool is representative of quarterly pool. SNO pipeline delivers tailwinds from executed leasing as leases commence ABR Recognition Timing1 $5.6M cash base rent $26.27 SNO cash rent PSF 4.6% of in-place cash rent 37% cash base rent from anchor tenants 250 bps leased-to-occupied spread SNO Breakdown by % ABR2 Within Shopping Center Same-Property Pool 91% Within Non-Same Property Pool 9% $0.1M $3.2M $5.5M $5.6M 2026 2027 2028 2029

Outparcel Opportunities

CTO REALTY GROWTH

Six Outparcel Development Opportunities to Generate Blended Low Double-Digit Yield on Cost

- Average yield on cost of 10-12%[1]
- ~$30 million[1] of costs spread across 2026 & 2027
- Rent to begin commencing in mid-2027
- At LOI, lease negotiations or executed leases for all outparcels

Shopping Center	Market	Space
Collection at Forsyth 10 acres	Atlanta, GA	Big box – 40k SF & pad
Beaver Creek *3 Leases Executed: 8k SF*	Raleigh, NC	Small shops – 15k SF
West Broad Village	Richmond, VA	Single tenant – 20k SF
Plaza at Rockwall *1 Lease Executed: 3.5k SF*	Dallas, TX	Small shops – 10k SF
Ashley Park *Lease Executed*	Atlanta, GA	Single tenant – 10k SF
Marketplace at Seminole *Lease Executed*	Orlando, FL	Drive-through



Ashley Park Outparcel
DICK'S
BARNES & NOBLE
BEST BUY
Dillard's
REGAL
FIREHOUSE SUBS

As of September 30, 2026

1. Excluding costs to purchase land

The projects listed above are actively underway. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the "Risk Factors" section of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

CTO NYSE © CTO Realty Growth, Inc. | ctoreit.com
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15 © CTO Realty Growth, Inc. | ctoreit.com Portfolio by Asset Type 12% 35% if including shadow-anchored assets 33% 51% As of September 30, 2026 Percentages based on cash ABR excluding the impact of straight-line rent. Excludes 12% of ABR from other assets comprised of mixed-use assets, single tenant retail & office property. Exchange at Gwinnett | Atlanta, GA Collection at Forsyth | Atlanta, GA Marketplace at Seminole | Orlando, FL Grocery-Anchored Retail Lifestyle Power Center

16 © CTO Realty Growth, Inc. | ctoreit.com High-Quality Demographics As of September 30, 2026 unless otherwise noted. 1. Source: Esri; Portfolio average weighted by the Annualized Cash Base Rent of each property. Rank Market Properties SF (000s) % ABR 1 Atlanta, GA 4 1,499 28% 2 Dallas, TX 2 596 8% 3 Kansas City, MO 1 768 8% 4 Charlotte, NC 1 700 8% 5 Richmond, VA 1 392 7% 6 Orlando, FL 3 452 7% 7 Fort Lauderdale, FL 1 509 6% 8 McAllen, TX 1 399 6% 9 Raleigh, NC 1 322 5% 10 Jacksonville, FL 1 211 5% 11 Phoenix, AZ 1 222 4% 12 Albuquerque, NM 1 212 3% 13 Houston, TX 1 201 3% 14 Tampa, FL 1 102 1% 15 Daytona Beach, FL 2 12 1% Total 22 6,597 100% Denotes an MSA with over one million people Bold denotes a Top 30 ULI Market 76% % of ABR from ULI’s Top 30 Markets 1 181,000 Portfolio 5-Mile Population1 $135,000 Portfolio Average 5-Mile Household Income1 Beaver Creek Crossings | Raleigh, NC

17 © CTO Realty Growth, Inc. | ctoreit.com Tenant Overview Rank Tenant Credit Rating1 Leases SF (000s) ABR % 1 Dick's Sporting Goods BBB 6 351 4% 2 Best Buy BBB+ 5 187 2% 3 AMC CCC+ 2 134 2% 4 Fidelity BBB 2 122 2% 5 Ross/dd's Discount A- 7 194 2% 6 Burlington BB+ 6 195 2% 7 Nordstrom Rack BB 4 145 2% 8 Barnes & Noble NR 5 132 2% 9 TJ Maxx/HomeGoods/Marshalls A 6 177 2% 10 State of New Mexico AA 1 98 2% 11 Southern University NR 1 60 1% 12 Whole Foods Market AA- 1 60 1% 13 Old Navy BB+ 4 76 1% 14 Academy Sports & Outdoors BB+ 2 129 1% 15 DSW Shoe Warehouse NR 5 95 1% 16 PetSmart B+ 4 78 1% 17 Hobby Lobby NR 2 110 1% 18 Regal Cinemas NR 1 51 1% 19 Bob's Discount Furniture NR 2 86 1% 20 Onelife Fitness NR 1 45 1% Top 20 67 2,526 32% As of September 30, 2026 ABR metrics represent cash ABR excluding the impact of straight-line rent. 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). Ashford Lane | Atlanta, GA The Collection at Forsyth | Atlanta, GA

18 © CTO Realty Growth, Inc. | ctoreit.com Rank Industry SF (000s) ABR % 1 Casual Dining 405 12% 2 Off-Price Retail 828 10% 3 Specialty Retail 428 7% 4 Sporting Goods 546 7% 5 Apparel 399 7% 6 Entertainment 418 6% 7 Beauty & Cosmetics 251 6% 8 Healthcare Services 196 5% 9 Fast Casual Restaurant 142 5% 10 Health & Fitness 226 4% 11 Consumer Electronics 250 4% 12 Financial Services 190 4% 13 Home Furnishings 255 4% 14 Miscellaneous 202 3% 15 Grocery 169 3% Top 15 4,905 87% Industry Composition As of September 30, 2026 ABR represents cash ABR and excludes the effect of non-cash straight line rent The Collection at Forsyth Atlanta, GA

Contractual Rent Bumps & Lease Rollover Schedule

88% of Leases by ABR Have Contractual Rent Bumps



12%
No Contractual Rent Increases
34%
Annual Contractual Rent Increases
62%
of Leases Have Contractual Rent Increases in the Current Lease Term
26%
Contractual Rent Increases At Extension
28%
Non-Annual Contractual Rent Increases



Superica
Ashford Lane
Atlanta, GA



CULINARY DROPOUT
Ashford Lane
Atlanta, GA

Lease Rollover Schedule - % ABR



1%
6%
18%
10%
8%
14%
10%
6%
7%
6%
14%
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Thereafter

As of September 30, 2026. ABR metrics represent cash ABR excluding the impact of straight-line rent.

1. Percent of ABR from tenants or the parents of a tenant. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC).

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20 © CTO Realty Growth, Inc. | ctoreit.com Historical Leasing Upside Since Acquisition As of September 30, 2026 unless otherwise noted. Beaver Creek Raleigh, NC Collection at Forsyth Atlanta, GA Plaza at Rockwall Dallas, TX Marketplace at Seminole Orlando, FL SF Leased Since Acquisition 312k 454k 238k 158k Comparable SF Leased Since Acquisition 292k 381k 217k 155k Cash Rent Spread 30% 13% 19% 46% Q3 2026 Leased Occupancy 100% 94% 100% 100% Occupancy Increase since Acquisition 300 bps 800 bps 500 bps 200 bps

Structured Investments Portfolio

Property	Type	Current Maturity	Current Yield	Current Face Amount ($M)
Southwest Class A Retail Center	Retail Preferred Equity	April 2028	12.00%	$75.8
Rivana	Land Development First Mortgage	September 2028	11.65%[2]	$48.9
Mixed-Use Property	Mixed-Use First Mortgage	July 2028	9.75%	$29.8
Whole Foods Development – Forsyth, GA	Grocery-Anchored Retail First Mortgage	May 2027	12.15%	$21.8
Whole Foods Development – Northeast	Grocery-Anchored Retail Preferred Equity	October 2027	12.00%[3]	$21.6
Founders Square	Office First Mortgage	March 2027	9.50%	$15.0
Series A Preferred Investment	Entertainment Real Estate Preferred Equity	NA [1]	14.00%	$10.0
Main Street	Retail First Mortgage	August 2030	6.50%	$5.0
Total Structured Investments at Quarter End			**11.45%**	**$227.9**
10-Property Portfolio (October 2026)	Retail Preferred Equity	October 2029	17.00%[3]	$32.0
Total Structured Investments Pro Forma for October 2026 Origination			**12.13%**	**$259.9**

As of September 30, 2026 unless noted otherwise.
1. The Series A Preferred Investment is not redeemable prior to July 11, 2029, except upon the occurrence of certain specified events.
2. Amounts funded prior to December 31, 2025 carry a coupon rate of 11.50%, while draws subsequent to that date have a 12.00% coupon rate, including 10.00% cash and 2.00% accrued paid-in-kind interest. The disclosed rate represents the weighted average coupon rate.
3. Coupon rate for Whole Foods development includes 3.00% paid-in-kind interest; coupon rate for 10-Property Portfolio investment includes 7.0% paid-in-kind interest.

© CTO Realty Growth, Inc. | ctoreit.com
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22 © CTO Realty Growth, Inc. | ctoreit.com © Australian Bureau of Statistics, GeoNames, Microsoft, Navinfo, Open Places, OpenStreetMap, Overture Maps Fundation, TomTom, Zenrin Powered by Bing – 12% % GAAP ABR PINE Company Profile 1. Calculated using Q4 2026 run-rate 2. Based on PINE’s $17.35 per share common stock price as of September 30, 2026. As of September 30, 2026 Dividend Yield2 7.4% Implied Cap Rate 8.1% Number of Properties 130 Number of States with a Property 31 Total Portfolio Square Feet 4.8M Annualized Base Rent $53.9M % of ABR from Investment Grade Rated Tenants 56% % of ABR from Credit-Rated Tenants 68% CTO Income from PINE Investment Q4 2026 Run-Rate Management Fee Income Dividend Income Total $5.8M $3.2M $9.0M Diversified Geographic Footprint by ABR High-Quality Top Tenancy 12.9% CTO’s Ownership Interest in Alpine Income Property Trust $42.9 Million CTO’s Investment in Alpine Income Property Trust as of September 30, 2026 2.47 million shares and units at $17.35 share price CTO generates ~$9.0 million1 of income & dividends managing Alpine Income Property Trust (NYSE: PINE)

23 © CTO Realty Growth, Inc. | ctoreit.com Balance Sheet Exchange at Gwinnett Buford, GA As of September 30, 2026 1. As of September 30, 2026, the Company has $245.8 million of undrawn commitments, limited by borrowing base restrictions, on our Revolving Credit Facility, and $8.8 million of cash on hand. 2. The Company’s senior unsecured revolving credit facility initially matures in September 2030 and includes two six-month extension options to September 2031, subject to satisfaction of certain conditions. 3. Interest rates are comprised of Daily or Term SOFR and a pricing spread based on leverage as defined in the related credit agreement. Fixed rates reflect SOFR swaps, see the latest Form 10-Q for more details regarding our SOFR swaps. Additionally, includes a facility fee on the $400.0 million of capacity which ranges from 0.15% to 0.30% depending on the applicable Tier on the pricing grid. As of 9/30/2026 Fixed/Float Initial Loan Maturity2 Weighted Average Rate3 Principal Credit Facility Floating Sep 2030 4.95% $123 2029 Term Loan Fixed Sep 2029 5.35% 150 2030 Term Loan Fixed Sep 2030 4.93% 150 2031 Term Loan Fixed Sep 2031 4.76% 150 2032 Term Loan Fixed Mar 2032 3.43% 150 Total /Average 4.67% $723 Fully Extended Debt Maturities (in millions) 2 $255M liquidity1 44% net debt to total enterprise value (TEV) 5.9x net debt to pro forma adjusted EBITDA - - - $150 $150 $150 $150 - - - - - - - - - - - - $123 - 2026 2027 2028 2029 2030 2031 2032 Unsecured Secured Revolving Credit Facility

24 © CTO Realty Growth, Inc. | ctoreit.com 2026 Guidance Exchange at Gwinnett Buford, GA $ and shares outstanding in millions, except per share data. 1. See reconciliation of our 2026 Core FFO and AFFO guidance to Net Income Attributable to the Company, per diluted share, in our Earnings Release on page 5. 2. Includes the effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. Before potential impact from income producing acquisitions and dispositions. Current Previous Core FFO Per Diluted Share1 $2.11 to $2.14 $2.09 to $2.13 Growth at Guidance Mid-Point vs. 2025A 13.6% AFFO Per Diluted Share1 $2.22 to $2.25 $2.21 to $2.25 Growth at Guidance Mid-Point vs. 2025A 13.5% The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2026 is as follows: The Company’s 2026 guidance includes but is not limited to the following assumptions: Current Previous Investments (in millions) $472 $300 to $400 Same-Property NOI Growth for Shopping Centers 2 5.0% to 6.0% 5.0% to 6.0% General and Administrative Expenses (in millions) $21.0 to $21.5 $20.0 to $20.2

25 © CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team Exchange at Gwinnett Buford, GA John P. Albright President & Chief Executive Officer ▪ Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Philip R. Mays Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Financial Officer & Treasurer of Shadowbox Studios; EVP, Chief Financial Officer & Treasurer of Cedar Realty; and Vice President and Chief Accounting Officer of Federal Realty (NYSE: FRT) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Senior Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director of the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Matt J. Trau Vice President, Investments ▪ Former Senior Director of Transactions at ShopCore Properties; Senior Associate of Transactions at DDR Corp (currently Site Centers NYSE: SITC) Alexander M. Gordon Vice President, Leasing & Investments ▪ Former Senior Associate, Brokerage & Retail Advisory Services at CBRE (NYSE: CBRE) Aaron M. Johnson Vice President, Investments ▪ Former Senior Vice President, Transactions at Westwood Financial; Managing Principal, Investment Properties Group at SRS Real Estate Partners; and Director, Capital Markets at HFF/JLL (NYSE: JLL)

26 © CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non-GAAP Financial Measures Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “outlook,” “guidance,” “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, ongoing geopolitical war, distress in the banking sector, and global supply chain disruptions; credit risk associated with the Company investing in commercial loans, preferred equity, and similarly structured investments; the ultimate geographic spread, severity and duration of pandemics, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants or borrowers to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update the information contained in this presentation to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma Adjusted EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the current expected credit losses on commercial loans and investments at the time of origination and repayment, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of investment securities (which are presented net of income tax expense or benefit, if applicable), in addition to the mark-to-market of the Company’s investment securities. To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items.

27 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures Non-GAAP Financial Measures (continued) To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma Adjusted EBITDA, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the current expected credit losses on commercial loans and investments at the time of origination and repayment, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, gains and losses recognized on the extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items, and other non-cash income or expense. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of investment securities (which are presented net of income tax expense or benefit, if applicable), in addition to the mark-to-market of the Company’s investment securities. Cash interest expense is also excluded from Pro Forma Adjusted EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the current expected credit losses on commercial loans and investments at the time of origination and repayment, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, gains and losses recognized on the extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, management fee income, and interest income from commercial loans and investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loans and investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma Adjusted EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from the Company’s properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company’s properties. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

28 © CTO Realty Growth, Inc. | ctoreit.com References References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include: ▪ This presentation was published on October 27, 2026. ▪ All information is as of September 30, 2026, unless otherwise noted. ▪ Any calculation differences are assumed to be a result of rounding. ▪ “2026 Guidance” in this presentation is based on the 2026 Guidance provided in the Company’s Third Quarter 2026 Operating Results press release filed on October 27, 2026. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE. ▪ “Annualized Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on the current portfolio and represent straight-line rent calculated in accordance with GAAP. ▪ “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on the current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”). The Company defines an Investment Grade Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain the Company’s qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,471,556 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price as of the referenced period on the respective slide. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. ▪ “Net Debt” is calculated as total long-term debt as presented on the face of the balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt.

29 © CTO Realty Growth, Inc. | ctoreit.com Consolidated Statements of Operations (Unaudited, in thousands, except share, per share and dividend data) Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 Revenues Income Properties $ 38,451 $ 33,439 $ 112,167 $ 98,486 Management Fee Income 1,521 1,176 4,336 3,601 Interest Income From Commercial Loans and Investments 6,942 3,142 15,415 9,119 Total Revenues 46,914 37,757 131,918 111,206 Direct Cost of Revenues Income Properties (11,581) (9,274) (32,875) (28,343) Total Direct Cost of Revenues (11,581) (9,274) (32,875) (28,343) General and Administrative Expenses (5,806) (4,780) (15,513) (13,911) Provision for Impairment and Adjustment to CECL Reserve (354) (68) (1,117) (68) Depreciation and Amortization (17,393) (14,929) (49,196) (44,587) Total Operating Expenses (35,134) (29,051) (98,701) (86,909) Gain on Disposition of Assets — 1,373 2,107 1,373 Loss on Extinguishment of Debt (211) (53) (211) (20,449) Other Gain (Loss) (211) 1,320 1,896 (19,076) Total Operating Income 11,569 10,026 35,113 5,221 Investment and Other Income (Loss) (9,419) (221) 4,589 (3,333) Interest Expense (7,934) (6,833) (22,988) (19,828) Income (Loss) Before Income Tax Expense (5,784) 2,972 16,714 (17,940) Income Tax Benefit (Expense) 612 (58) (569) (303) Net Income (Loss) Attributable to the Company (5,172) 2,914 16,145 (18,243) Distributions to Preferred Stockholders (1,878) (1,878) (5,634) (5,634) Net Income (Loss) Attributable to Common Stockholders $ (7,050) $ 1,036 $ 10,511 $ (23,877) Per Share Information: Basic and Diluted Net Income (Loss) Attributable to Common Stockholders $ (0.19) $ 0.03 $ 0.30 $ (0.74) Weighted Average Number of Common Shares Basic 37,537,899 32,651,101 35,033,606 32,298,304 Diluted 37,621,472 32,682,775 35,081,726 32,313,895 Dividends Declared and Paid - Preferred Stock $ 0.40 $ 0.40 $ 1.20 $ 1.20 Dividends Declared and Paid - Common Stock $ 0.38 $ 0.38 $ 1.14 $ 1.14

30 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures (Unaudited, in thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 Net Income (Loss) Attributable to the Company $ (5,172) $ 2,914 $ 16,145 $ (18,243) Adjustments: Depreciation and Amortization of Real Estate 17,376 14,913 49,145 44,536 Gain on Disposition of Assets — (1,373) (2,107) (1,373) Provision for Impairment and Adjustment to CECL Reserve 354 68 1,117 68 Realized and Unrealized Loss (Gain) on Investment Securities, Net of Income Tax 9,805 1,115 (1,203) 5,829 Funds from Operations $ 22,363 $ 17,637 $ 63,097 $ 30,817 Distributions to Preferred Stockholders (1,878) (1,878) (5,634) (5,634) Funds From Operations Attributable to Common Stockholders $ 20,485 $ 15,759 $ 57,463 $ 25,183 Adjustments: Loss on Extinguishment of Debt 211 53 211 20,449 Amortization of Intangibles to Lease Income (879) (180) (2,488) (896) Core Funds From Operations Attributable to Common Stockholders $ 19,817 $ 15,632 $ 55,186 $ 44,736 Adjustments: Straight-Line Rent Adjustment (277) (405) (1,140) (1,690) Other Depreciation and Amortization (32) 1 (34) (1) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 227 181 574 866 Non-Cash Compensation 1,121 936 3,643 3,222 Adjusted Funds From Operations Attributable to Common Stockholders $ 20,856 $ 16,345 $ 58,229 $ 47,133 FFO Attributable to Common Stockholders per Common Share - Diluted $ 0.54 $ 0.48 $ 1.64 $ 0.78 Core FFO Attributable to Common Stockholders per Common Share - Diluted $ 0.53 $ 0.48 $ 1.57 $ 1.38 AFFO Attributable to Common Stockholders per Common Share - Diluted $ 0.55 $ 0.50 $ 1.66 $ 1.46 Supplemental Disclosure: PIK Interest Earned $ 224 $ — $ 357 $ — PIK Interest Paid — — — — PIK Interest Earned in Excess of PIK Interest Paid $ 224 $ — $ 357 $ —

31 © CTO Realty Growth, Inc. | ctoreit.com Same-Property NOI Reconciliation 1. Includes non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items. (Unaudited, in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 Net Income (Loss) Attributable to the Company $ (5,172) $ 2,914 $ 16,145 $ (18,243) Gain on Disposition of Assets — (1,373) (2,107) (1,373) Loss on Extinguishment of Debt 211 53 211 20,449 Provision for Impairment and Adjustment to CECL Reserve 354 68 1,117 68 Depreciation and Amortization 17,393 14,929 49,196 44,587 Amortization of Intangibles to Lease Income 879 180 2,488 896 Straight-Line Rent Adjustment 277 405 1,140 1,690 Accretion of Tenant Contribution 45 13 71 39 Interest Expense 7,934 6,833 22,988 19,828 General and Administrative Expenses 5,806 4,780 15,513 13,911 Investment and Other Income 9,419 221 (4,589) 3,333 Income Tax Expense (Benefit) (612) 58 569 303 Management Fee Income (1,521) (1,176) (4,336) (3,601) Interest Income From Commercial Loans and Investments (6,942) (3,142) (15,415) (9,119) Other Non-Recurring Items (1) 349 (519) (416) (726) Less: Impact of Properties Not Owned for the Full Reporting Period (6,970) (3,283) (25,347) (16,607) Same-Property NOI $ 21,450 $ 20,961 $ 57,228 $ 55,435 Less: Same Property NOI for Other Properties (1,016) (1,277) (2,277) (3,683) Same-Property NOI for Shopping Centers $ 20,434 $ 19,684 $ 54,951 $ 51,752

32 © CTO Realty Growth, Inc. | ctoreit.com Net Debt to Pro Forma Adjusted EBITDA 1. Includes non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items. 2. Reflects the pro forma annualized impact on Annualized Adjusted EBITDA of the Company’s investments and disposition activity during the three months ended September 30, 2026. (Unaudited, in thousands) Three Months Ended September 30, 2026 Net Loss Attributable to the Company $ (5,172) Depreciation and Amortization of Real Estate 17,376 Provision for Impairment and Adjustment to CECL Reserve 354 Realized and Unrealized Loss (Gain) on Investment Securities, Net of Income Tax 9,805 Distributions to Preferred Stockholders (1,878) Loss on Extinguishment of Debt 211 Amortization of Intangibles to Lease Income (879) Straight-Line Rent Adjustment (277) Other Depreciation and Amortization (32) Amortization of Loan Costs and Capitalized Interest 227 Non-Cash Compensation 1,121 Other Non-Recurring Items (1) 349 Interest Expense, Net of Amortization of Loan Costs 7,708 Adjusted EBITDA $ 28,913 Annualized Adjusted EBITDA $ 115,652 Pro Forma Annualized Impact of Current Quarter Investments and Dispositions, Net (2) 4,799 Pro Forma Adjusted EBITDA $ 120,451 Total Long-Term Debt $ 717,621 Financing Costs, Net of Accumulated Amortization 5,379 Cash and Cash Equivalents (8,815) Net Debt $ 714,185 Net Debt to Pro Forma Adjusted EBITDA 5.9 x

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